SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934.

November 11, 2015

Date of Report

CIMAREX ENERGY CO.

(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 3700, Denver, Colorado	80203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 303-295-3995

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.03                                  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Effective November 11, 2015, the Board of Directors (the “Board”) of Cimarex Energy Co. (“Cimarex” or the “Company”) amended and restated its bylaws to implement “proxy access”, which allows eligible stockholders to include their own nominees for director in Cimarex’s proxy materials along with the Board-nominated candidates. The Board had previously announced in May 2015 that it intended to implement an appropriate, reasonable form of proxy access following further review of marketplace developments and consultation with Cimarex stockholders.

The Board has now amended the bylaws after thoughtful engagement and deliberation with its stockholders, careful review of corporate governance developments and on-going evolution of best practices and believes it has developed a reasonable framework that is in the best interests of the Company and its stockholders and responsive to stockholder input including the input provided through the passage of a proxy access proposal at the May 2015 annual meeting of stockholders.  The proxy access process under the Bylaws will first be available to stockholders in connection with Cimarex’s 2016 annual meeting of stockholders.

Pursuant to these amendments, a stockholder, or group of twenty or fewer stockholders (collectively, an “eligible stockholder”), meeting specified eligibility requirements, may include a director nominee in the Company’s proxy materials for the Company’s annual meetings of stockholders. To use these proxy access provisions, an eligible stockholder must, among other requirements:

•                  have owned 3% or more of Cimarex’s outstanding common stock continuously for at least three years; and

•                  provide the Company with a compliant notice requesting the inclusion of the director nominee in the Company’s proxy materials and other required information not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders.

All director nominees submitted through these provisions (“stockholder nominees”) must be independent and meet specified additional criteria. The maximum number of stockholder nominees that may be included in the proxy statement pursuant to these provisions may not exceed 25% of the number of directors in office as of the last day on which notice requesting proxy access may be delivered by an eligible stockholder. In addition, an eligible stockholder may generally include a written statement of no more than 500 words supporting the candidacy of such stockholder nominee.

The Bylaw amendments also include various updates, wording changes and clarifications.

The foregoing proxy access provisions are subject to additional eligibility, procedural and disclosure requirements set forth in Article III, Section 2A of the Bylaws, and the foregoing description of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to a copy of the Bylaws filed as Exhibit 3.1 to this Form 8-K, which is incorporated by reference herein.

A copy of the Amended and Restated Bylaws marked to show changes from the prior Amended and Restated Bylaws, attached hereto as Exhibit 3.2, is incorporated by reference herein.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS

D.                                    Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Cimarex Energy Co.

3.2	Amended and Restated Bylaws of Cimarex Energy Co. marked to show amendments effective as of November 11, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Cimarex has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.

Dated: November 12, 2015	By:	/s/ Francis B. Barron
Francis B. Barron,
Senior Vice President-General Counsel,
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Cimarex Energy Co.

3.2	Amended and Restated Bylaws of Cimarex Energy Co. marked to show amendments effective as of November 11, 2015.